Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a series of Forethought Variable Insurance Trust)

Class II shares

Supplement dated September 27, 2021

to the Statement of Additional Information (the “SAI”)

dated May 1, 2021, as supplemented to date

The Bloomberg Barclays fixed income benchmark indices were renamed in connection with the rebranding of the indices as the “Bloomberg Fixed Income Indices.” Accordingly, effective immediately, the reference in the SAI to the Bloomberg Barclays U.S. Aggregate Bond Index is deleted and replaced with Bloomberg U.S. Aggregate Bond Index.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1065_092721